UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 14, 2003
                                                  ------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              ---------------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)



United States            333-84400                     22-2382028
-------------            ---------                     ----------
(State or other     (Commission File Number)      (I.R.S. employer
Jurisdiction of                                    Identification No.)
Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                   -----------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.


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Item 5.  Other Events

     Chase Manhattan Bank USA, National Association previously filed with the Securities and Exchange Commission consent solicitation statements for three series of securities issued by the Chase Credit Card Master Trust -- Series 1996-3, Series 1996-2 and Series 1999-3. The amendment being solicited would change the portfolio performance trigger for the purpose of determining whether a base rate pay out event has occurred. The adoption of the amendment would decrease the likelihood that a base rate pay out event will occur. Chase USA expects to commence the consent solicitation process shortly.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CHASE MANHATTAN BANK USA,
                           NATIONAL ASSOCIATION



                        By: /s/ Patricia Garvey
                            ----------------------
                             Name: Patricia Garvey
                             Title: Vice President



Date: May 14, 2003